SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 26, 2001.

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                              KEY3MEDIA GROUP, INC.


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             (Exact name of registrant as specified in its charter)

             Delaware             1-16061             95-4799962

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    (State or other Jurisdiction  (Commission File    (IRS Employer
    of incorporation)             Number)             Identification No.)

                         5700 Wilshire Blvd., Suite 325
                              Los Angeles, CA 90036

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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (323) 954-6000

                                       N/A

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

We are filing this Current Report on Form 8-K to add exhibits to our previously filed registration statement on Form S-3 (File Number 333-58808).



ITEM 7.  EXHIBITS.

(C)      Exhibit 1.1       Underwriting Agreement dated June 26, 2001

         Exhibit 4.1. Subordinated Debt Indenture between Key3Media Group, Inc., as issuer, Key3Media Events, Inc., as subsidiary guarantor and The Bank of New York, as trustee dated as of June 26, 2001

         Exhibit 4.2.      Form of Note



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KEY3MEDIA GROUP, INC.



   Dated: June 26, 2001               By:  /s/ Peter B. Knepper
                                           ---------------------------
                                           Name:  Peter B. Knepper
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit No.       Description
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1.1               Underwriting Agreement

4.1 Subordinated Debt Indenture between Key3Media Group, Inc., as issuer, Key3Media Events, Inc., as subsidiary guarantor and The Bank of New York, as trustee dated June 26, 2001

4.2               Form of Note